Intangible assets, net - Summary of Future Amortization Expense of Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
2025 (remaining 6 months)	$ 40,820
2025 / 2026	63,351	$ 41,219
2026 / 2027	22,530	16,987
2027 / 2028	1,774	2,919
2028 / 2029	384	1,774
2029		384
Thereafter	1,706	1,707
Total amortization expense	$ 130,565	$ 64,990	$ 61,027